SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 4, 2000
                                                   -----------------------------


                              INFOCAST CORPORATION
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             (Exact name of registrant as specified in its charter)


    Nevada                      0-27343          84-1460887
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


          One Richmond Street West, Suite 902, Toronto, Ontario M5H 3W4
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (416) 867-1681
                                                    ----------------------------


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Item 5.  Other Events.

                  On May 4, 2000, InfoCast Corporation (OTCBB: IFCC) (the "Company") announced that it has entered into an agreement and plan of merger to merge with i360 Inc. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         (c) Exhibits

         Exhibit No.                   Exhibit
         -----------                   -------

           99.1            Press Release dated May 4, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCAST CORPORATION
                                           (Registrant)



Dated: May 4, 2000                  By:    /s/ Jennifer Scoffield
                                           -------------------------------------
                                           Name:    Jennifer Scoffield
                                           Title:   Vice President - Finance
                                                    and Administration






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                                  EXHIBIT INDEX


99.1              Press Release dated May 4, 2000